THE
                   [LOGO OMITTED]    CUTLER
                                      TRUST


                               CUTLER EQUITY FUND


                        THE FUND SEEKS CURRENT INCOME AND
                         LONG-TERM CAPITAL APPRECIATION.

        THE CUTLER EQUITY FUND IS A NO-LOAD FUND. SHARES OF THE FUND ARE
                 OFFERED TO INVESTORS WITHOUT ANY SALES CHARGES.


                                   PROSPECTUS

                                NOVEMBER 1, 2008


          THE CUTLER TRUST                          INVESTMENT ADVISER
           P.O. Box 46707                     Cutler Investment Counsel, LLC
     Cincinnati, Ohio 45246-0707                     525 Bigham Knoll
            (888) CUTLER4                       Jacksonville, Oregon 97530
           (888) 288-5374                             (541) 770-9000
                                                      (800) 228-8537


                                    WEBSITE:
                                 www.cutler.com


   The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


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TABLE OF CONTENTS
================================================================================

Risk/Return Summary ...........................................................3

    Investment Goal............................................................3

    Principal Investment Strategies ...........................................3

    Principal Risks of Investing in the Fund ..................................4

    Who May Want to Invest in the Fund ........................................5

Performance....................................................................5

Fees and Expenses .............................................................7

Management ....................................................................8

    The Adviser ...............................................................8

    Portfolio Managers ........................................................8

    Other Service Providers....................................................9

    Shareholder Services Plan..................................................9

    Fund Expenses .............................................................9

Your Account..................................................................10

    How to Contact the Fund ..................................................10

    General Information.......................................................10

    Buying Shares ............................................................12

    Investment Procedures.....................................................14

    Selling Shares ...........................................................15

    Frequent Purchases and Redemptions of Fund Shares ........................19

Other Information.............................................................20

    Distributions.............................................................20

    Federal Taxes.............................................................20

    Organization .............................................................21

Financial Highlights..........................................................22

Customer Privacy Policy.......................................................23

For More Information..................................................back cover


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RISK/RETURN SUMMARY
================================================================================

INVESTMENT GOAL

The investment goal of the Cutler Equity Fund (the "Fund"), as managed by its investment adviser, Cutler Investment Counsel, LLC (the "Adviser"), is current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to meet its investment objective, the Fund expects that under normal conditions at least 80% of its assets will be invested in a diversified portfolio of common stocks according to the Adviser's investment style. For purposes of this policy, "assets" shall mean net assets plus the amount of any borrowings for investment purposes. The Fund will provide the Fund's shareholders with at least 60 days prior notice of any change by the Board of Trustees in this investment policy. The Adviser chooses investments in common stocks based on its judgment of fundamental value, which emphasizes stocks that the Adviser judges to have favorable dividend yields and growth prospects relative to comparable companies. Factors deemed particularly relevant in determining fundamental value include:

      o     earnings

      o     dividend and market price histories

      o     balance sheet characteristics

      o     perceived management skills

Changes in economic and political outlooks, as well as corporate developments affecting individual companies, can influence specific security prices. The Adviser chooses investments in stocks of companies that have a market value of at least $1 billion and, in the Adviser's opinion, have institutional ownership that is sufficiently broad to provide adequate liquidity suitable to the Fund's holdings.

The Adviser uses both "top-down" and "bottom-up" approaches, and investment selections are made using a rigorous fundamental approach. Top-down research involves the study of economic trends in the domestic and global economy, such as the fluctuation in interest or unemployment rates. These factors help to identify industries and sectors with the potential to outperform as a result of major economic developments. Bottom-up research involves detailed analysis of specific companies. Important factors include industry characteristics, profitability, growth dynamics, industry positioning, strength of management, valuation and expected return for the foreseeable future. Particular attention is paid to a company's ability to pay or increase its current dividend.


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The Adviser will sell securities for any one of three possible reasons:

      o When another company is found by the Adviser to have a higher current dividend yield or better potential for capital appreciation and dividend growth.

      o If the industry moves in an unforeseen direction that negatively impacts the positioning of a particular investment or if the company's strategy, execution or industry positioning itself deteriorates. The Adviser develops specific views on how industries are likely to evolve and how individual companies will participate in industry growth and change.

      o If the Adviser believes that a company's management is not acting in a forthright manner.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic, or other conditions, the Fund may assume a temporary defensive position and invest without limit in cash or prime cash equivalents. As a result, the Fund may be unable to achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There is no assurance that the Fund will achieve its investment objective. The Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fund may be worth more or less than its original value. The Fund, by itself, does not provide a complete investment program.

All investments made by the Fund have some risk. Among other things, the market value of any security in which the Fund may invest is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of the issuer's worth.

The Fund may be an appropriate investment if you are seeking long-term growth in your investment and are willing to tolerate significant fluctuations in the value of your investment in response to changes in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the domestic stock market or the entire market. The investment style for the Fund could fall out of favor with the market.

It is not the Fund's intent to engage in active and frequent trading of its portfolio securities based upon price movements alone. This type of trading could increase the amount of capital gains realized by the Fund and the Fund's transaction costs. The Fund may hold cash or cash equivalents such as high quality, short-term money market instruments pending investment to retain flexibility in meeting redemptions and paying expenses.


4
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In summary,  you could lose money on your  investment  in the Fund,  or the Fund could underperform other investments, if any of the following occurs:

      o     The stock market goes down

      o     The stock market undervalues the stocks in the Fund's portfolio

      o The Adviser's judgment as to the value of a stock proves to be mistaken

WHO MAY WANT TO INVEST IN THE FUND

You may want to purchase shares of the Fund if:

      o     You seek current income and long-term increases in current income

      o You are willing to tolerate significant changes in the value of your investment

      o     You are pursuing a long-term goal of capital appreciation

      o     You are willing to accept higher short-term risk

The Fund may not be appropriate for you if:

      o You want an investment that pursues market trends or focuses only on particular sectors or industries

      o     You need stability of principal

      o     You are pursuing a short-term goal or investing emergency reserves


PERFORMANCE
================================================================================

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year for the last ten calendar years, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance.

How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                                                                               5
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                              ANNUAL TOTAL RETURNS

                              [BAR CHART OMITTED]

17.97%  3.28%   8.66%  -3.19% -22.60%  24.67%   7.34%   3.46%  17.33%   5.15%
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007

The Fund's 2008 year-to-date total return through September 30, 2008 is -12.30%.

During the periods shown in the bar chart, the highest quarterly return was 15.58% during the quarter ended June 30, 2003 and the lowest quarterly return was -21.75% during the quarter ended September 30, 2002.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

                                             1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CUTLER EQUITY FUND
    Return Before Taxes                       5.15%       11.30%        5.42%
    Return After Taxes on Distributions       4.94%       10.95%        3.46%
    Return After Taxes on Distributions
        and Sale of Fund Shares               3.62%        9.75%        3.77%
--------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX
    (reflects no deduction for fees,
    expenses or taxes)                        5.49%       12.83%        5.91%
--------------------------------------------------------------------------------

6
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The Fund is managed pursuant to an equity income  strategy.  The Adviser and the
Board of Trustees believe the Standard & Poor's 500 Index is the most appropriate index for the Fund due to its focus on large capitalization securities, broad index membership, and the representation of multiple security types that are used in the management of the Fund.

FEES AND EXPENSES
================================================================================

The following tables describe the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases.............................    None
Deferred Sales Charge (Load).........................................    None
Sales Charge (Load) Imposed on Reinvested Distributions..............    None
Redemption Fee.......................................................    None

ANNUAL FUND OPERATING EXPENSES(1)
(expenses that are deducted from Fund assets)
Management Fees......................................................   0.75%
Distribution (12b-1) and/or Service Fees.............................   0.00%(2)

Other Expenses.......................................................   0.56%
                                                                        -----
Total Annual Fund Operating Expenses.................................   1.31%
                                                                        =====

(1) Based on amounts incurred during the Fund's fiscal year ended June 30, 2008 stated as a percentage of average net assets.

(2) The Fund may incur shareholder servicing fees in an amount not exceeding 0.25% per annum.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year         3 Years      5 Years      10 Years
                ------         -------      -------      --------
                 $ 133          $ 415        $ 718        $ 1,579


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MANAGEMENT
================================================================================

The business of the Fund is managed under the direction of the Board of Trustees (the "Board") of The Cutler Trust. The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the executive officers of The Cutler Trust, may be found in the Statement of Additional Information (the "SAI").

THE ADVISER

Cutler Investment Counsel, LLC (the "Adviser"), 525 Bigham Knoll, Jacksonville, Oregon 97530, currently serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund subject to the general oversight of the Board. The Adviser receives an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser and its affiliated companies have provided investment management services since 1977. As of September 30, 2008, the Adviser had more than $127 million of assets under management.

A discussion regarding the factors considered by the Board in the approval of the Fund's investment advisory agreement with the Adviser, including its conclusions with respect thereto, is available in the Fund's annual report for the fiscal year ended June 30, 2008.

PORTFOLIO MANAGERS

Matthew C. and Erich M. Patten are the portfolio managers of the Fund and are responsible for the day-to-day investment policy, portfolio management and investment research for the Fund. Matthew Patten is responsible for the macro-economic analysis of the Fund, reviewing sector allocations and industry weightings within the portfolio. Erich Patten analyzes which specific securities should be purchased or sold by the Fund and then reviews these specific securities with Matthew Patten to determine if they are consistent with his macro-economic analysis of the Fund. While Erich Patten executes the timing of all purchase and sell orders, no securities are bought or sold by Erich Patten without the concurrence of Matthew Patten. The business experience and educational backgrounds of Matthew and Erich Patten are described below. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.


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MR.  MATTHEW C.  PATTEN,  Co-Portfolio  Manager for the Fund,  received his B.S.
degree from Boston College in Economics and Environmental Geo-Science. He was awarded his MBA from the University of Chicago. Mr. Patten has been Chairman of the Board of Trustees of the Trust since September, 2006. He has been a Member, Investment Committee Member and Portfolio Manager of the Adviser and its affiliates since 2003 and President of the Adviser since 2004. Mr. Patten served as Chief Operating Officer and Portfolio Manager of Cutler Asia, LLC, a private equity firm affiliated with the Adviser, from 2000 to 2005.

MR. ERICH M. PATTEN, Co-Portfolio Manager for the Fund, received his B.S. in Economics, Wharton School, University of Pennsylvania. He received his Masters degree in Public Policy from The Harris School, University of Chicago. Mr. Patten has been a Member, Investment Committee Member, Portfolio Manager and Corporate Secretary of the Adviser and its affiliates since 2003.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC ("Ultimus" or the "Transfer Agent"), provides certain administration, portfolio accounting, and transfer agent and shareholder services to the Fund.

US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, provides custody services to the Fund.

Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of the Fund, acts as the Fund's representative in connection with the offering of Fund shares. The Fund may be offered by other broker-dealers as well. The Distributor is affiliated with Ultimus but is not affiliated with the Adviser nor its affiliated companies.

SHAREHOLDER SERVICES PLAN

The Trust has adopted a Shareholder Services Plan permitting the Trust to compensate broker-dealers and financial institutions for providing distribution or shareholder services. The maximum amount that may be incurred under the Shareholder Services Plan is 0.25% per annum of the Fund's average daily net assets.

FUND EXPENSES

The Adviser may waive all or any portion of its fees, which are accrued daily and paid monthly. Any waiver would have the effect of increasing the Fund's performance for the period during which the waiver was in effect.


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YOUR ACCOUNT
================================================================================

HOW TO CONTACT THE FUND

WRITE TO US AT:
     The Cutler Trust
     c/o Ultimus Fund Solutions, LLC
     P.O. Box 46707 Cincinnati, Ohio 45246-0707

OVERNIGHT ADDRESS:
     The Cutler Trust
     c/o Ultimus Fund Solutions, LLC
     225 Pictoria Drive, Suite 450
     Cincinnati, Ohio 45246

TELEPHONE US TOLL-FREE AT:
     (888) CUTLER4
     (888) 288-5374

WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
     US Bank
     ABA #042000013
     For Credit to:  Cutler Equity Fund
     Account #130107147717
     For further Credit to:
     [Shareholder's name and account #]

GENERAL INFORMATION

You pay no sales charge to purchase or sell (redeem) shares of the Fund. The Fund purchases or sells shares at the net asset value per share, or NAV, next calculated after the Transfer Agent receives your request in proper form. If the Transfer Agent receives your purchase request in proper form on a business day prior to 4:00 p.m., Eastern time, your transaction will be priced at that day's NAV. If the Transfer Agent receives your purchase request after 4:00 p.m. on a business day or on a non-business day, your transaction will be priced at the next business day's NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

The Fund may temporarily suspend the offering of shares during unusual market conditions or discontinue any shareholder service or privilege.


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WHEN AND HOW NAV IS DETERMINED  The Fund  calculates  its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday, except on days when the New York Stock Exchange is closed. The time at which the NAV is calculated may be changed in case of an emergency or if the New York Stock Exchange closes early.

The Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the total number of shares outstanding. To the extent any assets of the Fund are invested in other open-end management investment companies that are registered under the Investment Company Act of 1940, the Fund's NAV with respect to those assets is calculated based upon the net asset values of the registered open-end management investment companies in which it invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Fund values securities for which market quotations are readily available at current market value. The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its NAV (for example, if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation). When fair value pricing is employed, the prices of the securities used by the Fund to calculate its NAV may differ from quoted or published prices of the same securities.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. The Adviser may compensate certain financial institutions or broker-dealers in connection with the sale or expected sale of Fund shares. Consult a representative of your financial institution or retirement plan for further information.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. When you open an account, the Fund will ask for your name, address, date of birth, social security number or taxpayer identification number, and other information that will allow the Fund to identify you. The Fund may


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also ask to see your driver's license or other identifying  documents.  The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities. Closed accounts will be valued at the close of the New York Stock Exchange on the day the account is closed, and redemption proceeds may be worth more or less than the original investment. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds and in some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check or bank wire. All checks must be payable in U.S. dollars and drawn on a U.S. financial institution. The Fund does not accept cash, drafts, third party checks, "starter" checks, traveler checks, credit card checks, post-dated checks, money orders, or cashier's checks of less than $10,000.

CHECKS The check must be made payable on its face to the "Cutler Equity Fund." No other method of check payment is acceptable. By sending your check to us, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day we receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If we cannot post the transaction electronically, you authorize us to present an image copy of your check for payment.

BANK WIRES Instruct your financial institution with whom you have an account to make a Federal funds wire payment to the Fund. Your financial institution may charge you a fee for this service. The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the


12
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bank wire may result in a delay in  purchasing  shares of the Fund.  An order is considered received when the Fund receives payment by wire in proper form. However, the completed account application must be mailed to the Transfer Agent on the same day the wire payment is made.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

RETIREMENT ACCOUNTS The Fund offers IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

MINIMUM INVESTMENTS The Fund accepts payments in the following minimum amounts:

                                       Minimum Initial       Minimum Additional
                                         Investment              Investment
--------------------------------------------------------------------------------
Standard Account                          $ 25,000                   None

Traditional and Roth IRA Accounts         $  2,000                   None

Accounts with Systematic
    Investment Plans                      $ 25,000                 $  100

The Adviser may, at its discretion, waive the above investment minimums.




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ACCOUNT REQUIREMENTS

--------------------------------------------------------------------------------------------------------------
                    TYPE OF ACCOUNT                                           REQUIREMENTS
--------------------------------------------------------------------------------------------------------------
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS       o   Instructions must be signed by all persons
Individual accounts are owned by one person, as are          exactly as their names appear on the account
sole proprietorship accounts. Joint accounts have two
or more owners (tenants)
--------------------------------------------------------------------------------------------------------------
GIFTS OR TRANSFERS TO A MINOR (UGMA,UTMA)                o   Depending on state laws, you can set up a
These custodial accounts provide a way to give money         custodial account under the UGMA or the UTMA
to a child and obtain tax benefits                       o   The custodian must sign instructions in a manner
                                                             indicating custodial capacity
--------------------------------------------------------------------------------------------------------------
BUSINESS ENTITIES                                        o   Submit a secretary's (or similar) certificate
                                                             covering incumbency and authority
--------------------------------------------------------------------------------------------------------------
TRUSTS                                                   o   The trust must be established before an account
                                                             can be opened
                                                         o   Provide the first and signature pages from
                                                             the trust document identifying the trustees
--------------------------------------------------------------------------------------------------------------

INVESTMENT PROCEDURES

--------------------------------------------------------------------------------------------------------------
                  HOW TO OPEN AN ACCOUNT                                 HOW TO ADD TO YOUR ACCOUNT
--------------------------------------------------------------------------------------------------------------
BY CHECK                                                 BY CHECK
o   Call or write us for an account application          o   Fill out an investment slip from a confirmation
o   Complete the application (and other required             or write us a letter
    documents)                                           o   Write your account number on your check
o   Mail us your application (and other required         o   Mail us the slip (or your letter) and a check
    documents) and a check
--------------------------------------------------------------------------------------------------------------
BY WIRE                                                  BY WIRE
o   Call or write us for an account application          o   Call to notify us of your incoming wire
o   Complete the application (and other required         o   Instruct your financial institution to wire your
    documents)                                               money to us
o   Call us to fax the completed application (and
    other required documents) and we will assign you
    an account number
o   Mail us your application (and other required
    documents)
o   Instruct your financial institution to wire your
    money to us

--------------------------------------------------------------------------------------------------------------
                                                         BY SYSTEMATIC INVESTMENT
                                                         o   Complete the Systematic Investment section of the
                                                             application
                                                         o   Attach a voided check to your application
                                                         o   Mail us the completed application and the voided
                                                             check
                                                         o   We will electronically debit the purchase amount
                                                             from the financial institution account identified
                                                             in your account application
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your account at your designated financial institution by ACH payment. ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Systematic investments must be for at least $100.

LIMITATIONS ON PURCHASES The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading as described in "Frequent Purchases and Redemptions of Fund Shares" below.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem other shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or redemption due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds within seven days after receipt by the
Transfer  Agent  of  a  redemption   request  in  proper  form.   Under  unusual
circumstances, as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following the redemption request. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to Federal funds, which could take up to 15 calendar days.

HOW TO SELL SHARES FROM YOUR ACCOUNT

---------------------------------------------------------------------------------------------------------------
BY MAIL                                                  BY TELEPHONE
o   Prepare a written request including:                 o   Call us with your request (unless you declined
      o  Your name(s) and signature(s)                       telephone authorization privileges on your account
      o  Your account number                                 application)
      o  The Fund name                                   o   Provide the following information:
      o  The dollar amount or number of shares you want        o  Your account number
         to sell                                               o  Exact name(s) in which the account is
      o  How and where to send your proceeds                      registered
o   Obtain a signature guarantee (if required)                 o  Additional forms of identification
o   Obtain other documentation (if required)             o   Redemption proceeds will be:
o   Mail us your request and documentation                     o  Mailed to you or
                                                               o  Wired to you (unless you declined wire
                                                                  redemption privileges on your account
                                                                  application) (See "By Wire")
---------------------------------------------------------------------------------------------------------------
BY WIRE                                                  THROUGH BROKER OR FINANCIAL INSTITUTIONS
o   Wire redemptions are only available if your          o   Contact your broker or financial institution
    redemption is for $10,000 or more and you did not    o   Request must be in proper form
    decline wire redemption privileges on your account   o   Third party may charge you additional
    application                                              transaction/redemption fees
o   Call us with your request (unless you declined
    telephone redemption privileges on your account
    application) (See "By Telephone") or
o   Mail us your request (See "By Mail")
---------------------------------------------------------------------------------------------------------------
SYSTEMATICALLY
o   Complete the systematic withdrawal section of the
    application
o   Attach a voided check to your application
o   Mail us your completed application
o   Redemption proceeds will be electronically credited
    to your account at the financial institution
    identified on your account application
---------------------------------------------------------------------------------------------------------------

REDEMPTIONS BY MAIL You may redeem shares by mailing a written request to The Cutler Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder's name, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered and may require a signature guarantee as discussed below.

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TELEPHONE  AND WIRE  REDEMPTION  PRIVILEGES  You may redeem Fund shares having a value of $25,000 or less by telephone unless you declined telephone redemption privileges on your account application. You will be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine. Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by ACH payment, and proceeds of $10,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a fee by the Fund's custodian for outgoing wires.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described below.

The Transfer Agent requires personal identification before accepting any redemption request by telephone. Telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such an event should occur, redemption by mail should be considered.

SYSTEMATIC WITHDRAWALS If you own shares of the Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $100.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

--------------------------------------------------------------------------------

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, certain requests require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You will need to have your signature guaranteed in certain situations, such as:

o     If the shares redeemed have a value of more than $25,000

o     If you are changing a shareholder's name of record

o If the payment of the proceeds of a redemption of any amount are to be sent to any person, address or bank account not on record

o If the redemption of any amount is to occur where the name(s) or the address on your account has changed within the previous 30 days

o If you are transferring redemption proceeds to another account with a different registration (name/ownership) from yours

o If you are adding or changing ACH or wire instructions, telephone redemption options, or any other election in connection with your account.

The Fund will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of the STAMP Medallion program are subject to dollar limitation which must be considered when requesting their guarantee. The Fund may reject any signature guarantee if it believes the transaction would otherwise be improper.

The Fund and its Transfer Agent reserve the right to require signature guarantees on all redemptions. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

MINIMUM ACCOUNT BALANCE If the value of your Fund account falls below $10,000 (not including IRAs), the Fund may ask you to increase your balance. If the account value is still below $10,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $10,000 solely as a result of a reduction in your account's market value.

--------------------------------------------------------------------------------

REDEMPTION IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets). A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

LOST ACCOUNTS The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund has been designed as a long-term investment and not as a frequent or short-term trading ("market timing") option. The Fund discourages frequent purchases and redemptions. Accordingly, the Board has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure it complies with the Fund's policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Fund. In addition, the Fund also reserves the right to reject any purchase request that it believes to be market timing or potentially disruptive in nature. The Fund may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to maximize investment return; and potentially diluting the value of the Fund's shares. These risks can have an adverse affect on the Fund's performance.

When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund cannot monitor the individual clients' trading activity. However, the Fund's service providers along with the Trust's Chief Compliance Officer,

--------------------------------------------------------------------------------

review trading activity at the omnibus account level and look for activity that may indicate potential frequent trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers the Fund's shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping future disruptive trading. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that apply.

Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

OTHER INFORMATION
================================================================================

DISTRIBUTIONS

The Fund declares dividends from net investment income and pays those dividends quarterly. Any capital gains realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested in additional shares. Shares become entitled to receive distributions on the day after the shares are issued.

FEDERAL TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state and local tax consequences of investing in the Fund.

The Fund intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gains) are generally taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund's distributions of long-term capital gains are taxable to you as long-term

--------------------------------------------------------------------------------

capital gains, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15%. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

Distributions of capital gains and net investment income reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held your Fund shares for more than one year at the time of the sale.

The Fund may be required to withhold U.S. Federal income tax at the required Federal backup withholding rate (currently 28%) on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number, to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail a statement to you annually containing information about the income tax status of distributions paid during the year.

ORGANIZATION

The Cutler Trust is a Delaware statutory trust registered with the U.S. Securities and Exchange Commission as an open-end management investment company, or mutual fund. The Fund is the only series of The Cutler Trust. It is not intended that meetings of shareholders be held except when required by Federal or Delaware law. Shareholders of the Fund are entitled to vote at shareholders' meetings for such things as approval of an advisory agreement.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming the reinvestment of all dividends and distributions). The information for the fiscal year ended June 30, 2008 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available without charge upon request by calling the Fund. Information for the fiscal years ended prior to June 30, 2008 was audited by other independent auditors.

Per Share Data for a Share Outstanding Throughout Each Year

---------------------------------------------------------------------------------------------------------------------
                                                                     YEARS ENDED JUNE 30,
                                            -------------------------------------------------------------------------
                                               2008           2007           2006           2005              2004
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    12.34     $    10.46     $     9.75     $     9.38        $     8.29
                                            ----------     ----------     ----------     ----------        ----------
Income (loss) from investment operations:
  Net investment income .................         0.18           0.16           0.15           0.17              0.18
  Net realized and unrealized gains
  (losses) on investments ...............        (1.54)          1.88           0.71           0.37              1.09
                                            ----------     ----------     ----------     ----------        ----------
Total from investment operations ........        (1.36)          2.04           0.86           0.54              1.27
                                            ----------     ----------     ----------     ----------        ----------
Less distributions from:
  Net investment income .................        (0.18)         (0.16)         (0.15)         (0.17)            (0.18)
                                            ----------     ----------     ----------     ----------        ----------

Net asset value at end of year ..........   $    10.80     $    12.34     $    10.46     $     9.75        $     9.38
                                            ==========     ==========     ==========     ==========        ==========

Total return (a) ........................      (11.13%)        19.59%          8.86%          5.77%            15.39%
                                            ==========     ==========     ==========     ==========        ==========

Net assets at the end of year (000's) ...   $   34,549     $   40,512     $   38,083     $   40,107        $   41,233
                                            ==========     ==========     ==========     ==========        ==========
Ratios/supplementary data:

Ratio of net expenses to average                 1.31%          1.30%          1.26%          1.30%(b)          1.25%(b)
  net assets ............................

Ratio of net investment income                   1.48%          1.36%          1.44%          1.77%             1.95%
  to average net assets .................

Portfolio turnover rate .................          13%            10%            21%            14%               14%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent fee waivers by the Fund's investment adviser, the ratio of gross expenses to average net assets would have been 1.43% and 1.43% for the years ended June 30, 2005 and 2004, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUSTOMER PRIVACY POLICY
================================================================================
Protecting your privacy is at the core of our business. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described below we affirm our continuing commitment to protecting your privacy.

COLLECTION AND USE OF SHAREHOLDER INFORMATION The Cutler Trust and its distributor ("we", "our" or "us") collect only relevant information about Fund shareholders ("you" or "your") that the law allows or requires us to have in order to conduct our business and properly service you. We collect financial and other personal information about you from the following sources:

      o     Information you provide on applications or other forms

      o Information derived from your transactions with us, our affiliates or others

KEEPING INFORMATION SECURE We maintain physical, electronic and procedural safeguards and procedures to protect your financial and other personal information, and we continually assess new technology with the aim of adding these safeguards to those we have in place.

LIMITING EMPLOYEE ACCESS TO INFORMATION We limit access to personally identifiable information to only those employees with a business reason to know such information. We train all employees to respect customer privacy and to recognize the importance of confidentiality. Those who violate our privacy pledge are subject to disciplinary action.

ACCURACY OF INFORMATION We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

USE OF PERSONAL AND FINANCIAL INFORMATION BY US AND THIRD PARTIES Any information about you may be shared with our affiliates and with third parties who provide services for your account. This includes:

      o Information you provide on applications or other forms (for example, your name, address, social security number, and birthdate)

      o Information derived from your transactions with us, our affiliates or others (for example, transaction amount, account balance and account number)

Affiliates of the distributor that receive this information include the companies that provide transfer agent, technology and administrative services. The investment adviser is an affiliate of The Cutler Trust. We make disclosures to non-affiliated third parties only to the extent permitted by law. These affiliated and non-affiliated companies may also receive information about former customers.

MAINTAINING CUSTOMER PRIVACY IN BUSINESS RELATIONSHIPS We do not share customer information with anyone who does not agree to keep such information confidential. If you believe we have shared your information inappropriately, please contact us or your investment professional.

This is our policy as of November 1, 2008. This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION, PLEASE CALL 1-888-288-5374 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

--------------------------------------------------------------------------------

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FOR MORE INFORMATION
================================================================================

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Cutler Equity Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

CONTACTING THE FUND

You can get free copies of the Fund's annual/semi-annual reports and SAI, request other information or make inquiries about the Fund by contacting your broker, or by calling or writing the Fund at:

      Ultimus Fund Solutions, LLC
      P.O. Box 46707
      Cincinnati, Ohio 45246-0707
      (888) CUTLER4
      (888) 288-5374

The Fund's Prospectus, SAI and annual/semi-annual reports are also available on the Fund's website at www.cutler.com

SECURITIES AND EXCHANGE COMMISSION INFORMATION

You can also review the Fund's annual/semi-annual reports, SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or by writing to:

      Public Reference Room
      Securities and Exchange Commission
      Washington, D.C. 20549-0102
      E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and SAI, are available on the SEC's website at www.sec.gov.

Investment Company Act File No. 811-07242

|   |
| C |                                  -----------------------------------------
| U |                                    STATEMENT OF ADDITIONAL INFORMATION
| T |                                  -----------------------------------------
| L |
| E |
| R |
|   |

                                         November 1, 2008


FUND INFORMATION:

The Cutler Trust                         CUTLER EQUITY FUND
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(888) CUTLER4 http://www.cutler.com

INVESTMENT ADVISER:

Cutler Investment Counsel, LLC
525 Bigham Knoll
Jacksonville, Oregon  97530
(541) 770-9000 (800) 228-8537

ACCOUNT INFORMATION
AND SHAREHOLDER SERVICES:

The Cutler Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Toll free (888) CUTLER4

      This Statement of Additional Information, or SAI, supplements the Prospectus dated November 1, 2008, as may be amended from time to time, offering shares of Cutler Equity Fund (the "Fund"), the sole series of The Cutler Trust (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. The Prospectus may be obtained by an investor without charge by contacting Ultimus Fund Solutions, LLC at the address or telephone number listed above.

      Financial statements for the Fund for the fiscal year ended June 30, 2008 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Ultimus Fund Solutions, LLC at the address or telephone number listed above.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Glossary ..................................................................    2

Investment Policies and Risks .............................................    3

Investment Limitations ....................................................    5

Management ................................................................    6

Portfolio Transactions ....................................................   13

Policy Regarding Selective Disclosure of Portfolio Holdings................   15

Additional Purchase and Redemption Information ............................   16

Taxation ..................................................................   18

Other Matters .............................................................   22

Appendix A: Description of Securities Ratings ............................   A-1

Appendix B:  Proxy Voting Policies and Procedures ........................   B-1

--------------------------------------------------------------------------------
GLOSSARY
--------------------------------------------------------------------------------

"Administrator" means Ultimus Fund Solutions, LLC, the Trust's administrator.

"Adviser" means Cutler Investment Counsel, LLC, the Fund's investment adviser.

"Board" means the Board of Trustees of the Trust.

"Code" means the Internal Revenue Code of 1986, as amended, the rules promulgated therewith, IRS interpretations and any private letter ruling or similar ruling upon which the Fund may rely.

"Custodian" means US Bank, N.A, the Trust's custodian.

"Distributor" means Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

"Fitch" means Fitch Ratings.

"Fund" means Cutler Equity Fund.

"Independent Trustee" means a Trustee who is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

"IRS" means Internal Revenue Service.

"Moody's" means Moody's Investors Service, Inc.

"NAV" means net asset value.

"NRSRO" means a nationally recognized statistical rating organization.

"SAI" means this Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's Corporation.

"Transfer Agent" means Ultimus Fund Solutions, LLC.

"Trust" means The Cutler Trust.

"1933 Act" means the Securities Act of 1933, as amended, the rules promulgated thereunder, and any interpretations of or exemptive letters related thereto, upon which the Fund may rely.

"1940 Act" means the Investment Company Act of 1940, as amended, the rules promulgated thereunder, and any interpretations of or exemptive letters related thereto, upon which the Fund may rely.

--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

The following discussion supplements the disclosure in the Prospectus about the Fund's investment techniques, strategies and risks. The Fund is designed for investment of that portion of an investor's assets that can appropriately bear the special risks associated with certain types of investments (e.g., investments in equity securities). Under normal conditions, at least 80% of the Fund's net assets will be invested in a diversified portfolio of common stocks judged by the Adviser to have favorable value to price characteristics.

FIXED INCOME SECURITIES

The Fund may invest a portion of its assets in fixed income securities. The Fund's investments in fixed income securities are subject to credit risks relating to the financial condition of the issuers of the securities that the Fund holds. To the extent that the Fund invests in fixed income securities, the Fund will invest primarily in "investment grade" securities. "Investment grade" means rated in the top four long-term rating categories or top two short-term rating categories by an NRSRO, or unrated and determined by the Adviser to be of comparable quality. The lowest long-term ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; for preferred stocks are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; and for short-term debt, including commercial paper, are Prime-2 ("P-2") in the case of Moody's, "A-2" in the case of S&P and "F-2" in the case of Fitch.

Unrated securities may not be as actively traded as rated securities. The Fund may retain a security whose rating has been lowered below the lowest permissible rating category (or that is unrated and determined by the Adviser to be of comparable quality to a security whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody's, S&P, Fitch and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by Moody's, S&P and Fitch is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issuer of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund (neither event requiring the sale of such security by the Fund), the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

TEMPORARY DEFENSIVE POSITION

The Fund may assume a temporary defensive position and may invest without limit in commercial paper and other money market instruments that are of prime quality. When the Fund assumes a temporary defensive position it may not achieve its investment objective. Prime quality instruments are those instruments that are rated in one of the two highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government securities, interest-bearing savings deposits and certificates of deposit of domestic commercial banks and money market mutual funds. The Fund will only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities or preferred equity in that they ordinarily provide a stream of income with generally higher yields than do those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities.

Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities. Convertible securities are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than investment in an issuer's common stock. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The value of a convertible security is a function of its "investment value" and its "conversion value." The investment value of a convertible security is determined by comparing its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege. The conversion value is the security's worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may affect the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

FOREIGN ISSUERS

The Fund may invest in securities of foreign issuers. The Trust considers "foreign issuers" to be those issuers whose securities are traded only on foreign markets. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than domestic securities. Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

BANK DEBT INSTRUMENTS

Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

INVESTMENT COMPANY SECURITIES

The Fund will only invest in investment company securities to the extent permitted by the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees and other expenses paid by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

--------------------------------------------------------------------------------
INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

Except as required by the 1940 Act, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of the Fund's assets or a change in status of a security or purchases and redemptions of Fund shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a non-fundamental policy of the Fund without shareholder approval.

FUNDAMENTAL LIMITATIONS

The Fund's investment objective is considered fundamental. In addition, the Fund has adopted the following investment limitations, which are fundamental policies of the Fund. The Fund may not:

      o     DIVERSIFICATION

            With respect to 75% of its assets, purchase a security other than an obligation issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government Securities") if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

      o     CONCENTRATION

            Purchase a security other than a U.S. Government Security if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry.

      o     UNDERWRITING ACTIVITIES

            Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

      o     PURCHASES AND SALES OF REAL ESTATE

            Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

      o PURCHASES AND SALES OF COMMODITIES AND OPTIONS; BORROWING; MARGIN PURCHASES AND SHORT SALES

            Purchase or sell physical commodities or contracts relating to physical commodities; borrow money; purchase or write options or invest in futures contracts; or purchase securities on margin or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

      o     ISSUANCE OF SENIOR SECURITIES

            Issue senior securities except as appropriate to evidence indebtedness that the Fund may be permitted to incur, and provided that the Fund may issue shares of additional series or classes that the Board may establish.

      o     REPURCHASE AGREEMENTS; MAKING LOANS

            Enter into repurchase agreements, lend securities or otherwise make loans; except through the purchase of debt securities that may be purchased by the Fund.

NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following non-fundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

      o Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors (unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest) if, as a result, more than 5% of the value of the Fund's total assets would be so invested.

      o Invest in oil, gas or other mineral exploration or development programs, or leases, or in real estate limited partnerships; provided that the Fund may invest in securities issued by companies engaged in such activities.

      o Acquire securities that are not readily marketable ("illiquid") or are subject to restrictions on the sale of such securities to the public without registration under the 1933 Act.

      o Under normal conditions, invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of common stocks.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

TRUSTEES AND EXECUTIVE OFFICERS

The business and affairs of the Trust are managed under the direction of the Board in compliance with the laws of the state of Delaware. Among its duties, the Board generally meets and reviews on a quarterly basis the acts of the Fund's service providers. The Trustees' management of the Trust also includes a periodic review of the service providers' agreements and fees charged to the Fund. The names of the Trustees and executive officers of the Trust, each person's position with the Trust and length of time served, address, age and principal occupation(s) during the past five years are set forth below. For each Trustee, information concerning the number of portfolios overseen by the Trustee and other directorships/trusteeships held by the Trustee have also been included. Interested and Independent Trustees have been identified.

---------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF          OTHER
                                                                                              PORTFOLIOS      DIRECTORSHIPS
                                                                                                IN FUND         OF PUBLIC
NAME,                         POSITION     LENGTH OF                                            COMPLEX         COMPANIES
DATE OF BIRTH AND             WITH THE       TIME           PRINCIPAL OCCUPATION(S)            OVERSEEN          HELD BY
ADDRESS                         TRUST      SERVED(1)       DURING THE PAST FIVE YEARS         BY TRUSTEE         TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:
Matthew C. Patten (2)(3)     Chairman/     Treasurer   President since 2004 and                   1                None
Born: December 1975          Trustee/        Since     Investment Committee Member
525 Bigham Knoll             Treasurer    March 2004   and Portfolio Manager of Cutler
Jacksonville, OR  97530                                Investment Counsel, LLC since
                                            Trustee    2003; Investment Committee Member
                                             Since     of Table Rock Management, LLC
                                           September   ("Table Rock") (a registered investment
                                             2006      adviser) from 2002 until 2004;
                                                       Portfolio Manager - Private Equity and
                                                       Public Equity of Table Rock from
                                                       2000 until 2004; Chief Operating
                                                       Officer and Portfolio Manager of
                                                       Cutler Asia, LLC (a private
                                                       equity firm) from 2000 until
                                                       2005; Director of The First
                                                       America Asia Fund I, LP (a
                                                       private equity fund) from 1999 to
                                                       2006

INDEPENDENT TRUSTEES:

Robert B. Watts, Jr.           Trustee       Since     Retired; Counsel for Northhaven            1                None
Born:  December 1930                         March     Associates (an aviation
1710 Lake Village Dr.                        1996      consulting firm) from 1985 until
Medford, OR 97504                                      2008

Robert E. Clarke               Trustee       Since     Retired                                    1                None
Born:  May 1922                               May
One Skyline Drive                            2002
Medford, OR 97504

Mario J. Campagna              Trustee       Since     Retired                                    1                None
Born:  April 1927                            April
1701 Lake Village Dr.                        2007
Medford, OR 97504

John P. Cooney                 Trustee       Since     Retired; U.S. Magistrate Judge             1                None
Born:  January 1932                          April     until March 2007
100 Greenway Circle                          2007
Medford, OR 97504

---------------------------------------------------------------------------------------------------------------------------
NAME,                             POSITION         LENGTH OF
DATE OF BIRTH AND                 WITH THE            TIME                         PRINCIPAL OCCUPATION(S)
ADDRESS                             TRUST           SERVED(1)                     DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
Erich M. Patten(3)                President          Since      Investment Committee Member, Portfolio Manager and Corporate
Born:  October 1977                                  March      Secretary of Cutler Investment Counsel, LLC since 2003;
525 Bigham Knoll                                     2004       Member of Cutler Asia, LLC (a private equity firm) from 2003
Jacksonville, OR  97530                                         until 2005; Investment Committee Member and Portfolio Manager
                                                                of Table Rock (a registered investment adviser) from 2003
                                                                until 2004

Brooke C. Ashland(3)                Vice             Since      Investment Committee Member and Chief Executive Officer of
Born:  December 1951            President and         June      Cutler Investment Counsel, LLC since 2003; Chief Executive Officer
525 Bigham Knoll              Chief Compliance        2002      of Centricity, LLC (an investment adviser) since 2003; General
Jacksonville, OR  97530            Officer                      Partner  of The First America Asia Fund I, LP (a private equity fund) since 1999; Chief Operating Officer, Chief Executive Officer and Portfolio Manager of Cutler Asia, LLC (a private equity firm)
                                                                since 1998; Chief Executive Officer and/or Chairman of the Board
                                                                of Managers for Table Rock (a registered investment adviser) from
                                                                1995 to 2004; Chief Executive Officer and President of Trustee
                                                                Investment Services, Inc. (a Trustee education firm) since
                                                                1991; President of Big Bear Timber, LLC (farming) since 1989

Carol  S. Fischer              Vice President/       Since      Member and Chief Operating Officer of Cutler Investment
Born:  December 1955          Asst. Secretary/       March      Counsel, LLC since 2003; Member and Chief Operating Officer
525 Bigham Knoll             Assistant Treasurer     1996       of Table Rock (a registered investment adviser) from 1994 to
Jacksonville, OR  97530                                         2004

John F. Splain                    Secretary          Since      Managing Director, Ultimus Fund Solutions, LLC and Ultimus
Born: September  1956                                March      Fund Distributors, LLC
225 Pictoria Drive                                   2005
Cincinnati, Ohio 45246

Robert G. Dorsey               Vice President        Since      Managing Director of Ultimus Fund Solutions, LLC and Ultimus
Born: April 1957                                     March      Fund Distributors, LLC
225 Pictoria Drive                                   2005
Cincinnati, Ohio 45246

(1) Each Trustee holds office until he resigns or is removed. Officers are elected annually.

(2) Matthew C. Patten is an Interested Trustee because of the positions he holds with the Adviser and its affiliates.

(3)   Matthew C. Patten and Erich M. Patten are  brothers and the sons of Brooke
      C. Ashland.

TRUSTEE OWNERSHIP OF FUND SHARES

-------------------------------------------------------------------------------------------------
                                                                   AGGREGATE DOLLAR RANGE OF
                                                             OWNERSHIP AS OF DECEMBER 31, 2007 IN
                             DOLLAR RANGE OF BENEFICIAL      ALL FUNDS OVERSEEN BY TRUSTEE IN THE
                                OWNERSHIP IN THE FUND                   SAME FAMILY OF
        TRUSTEE                AS OF DECEMBER 31, 2007               INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------
Matthew C. Patten                 $10,001 - $50,000                    $10,001 - $50,000
-------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------
Robert B. Watts, Jr.                    None                                 None
-------------------------------------------------------------------------------------------------
Robert E. Clarke                        None                                 None
-------------------------------------------------------------------------------------------------
Mario J. Campagna                       None                                 None
-------------------------------------------------------------------------------------------------
John P. Cooney                          None                                 None
-------------------------------------------------------------------------------------------------

OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2007, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of the Fund's investment adviser, its principal underwriter, or any person directly or indirectly, controlling, controlled by or under common control with the Fund's investment adviser or principal underwriter.

INFORMATION CONCERNING TRUST COMMITTEES

AUDIT COMMITTEE. The Trust's Audit Committee consists of Messrs. Mario J. Campagna, Robert E. Clarke, John P. Cooney and Robert B. Watts, constituting all of the Trust's Independent Trustees. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also selects the Trust's independent registered public accounting firm, reviews the methods, scope, and result of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended June 30, 2008, the Audit Committee met twice.

NOMINATING COMMITTEE. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Mario J. Campagna, Robert E. Clarke, John P. Cooney and Robert B. Watts, constituting all of the Trust's Independent Trustees. The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee does not currently consider shareholder nominations. During the fiscal year ended June 30, 2008, the Nominating Committee did not meet.

VALUATION COMMITTEE. The Trust's Valuation Committee consists of all Trustees of the Trust. A quorum for a Committee meeting shall be a majority of Committee members. The Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Fund. The Valuation Committee also produces fair value determinations for securities maintained in the Fund's portfolio consistent with valuation procedures approved by the Board. The Valuation Committee meets when necessary. During the fiscal year ended June 30, 2008, the Valuation Committee did not meet.

COMPENSATION OF TRUSTEES AND OFFICERS

Each Independent Trustee of the Trust is paid an annual retainer fee of $10,000 for his service to the Trust. The fee is paid monthly in equal payments. The Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Patten receives no compensation (other than reimbursement for travel and related expenses) for his service as a Trustee of the Trust. No officer or employee of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings. The following table sets forth the fees paid to each Trustee by the Trust and the Fund Complex for the fiscal year ended June 30, 2008.

---------------------------------------------------------------------------------------------------
                            AGGREGATE         PENSION OR      ESTIMATED ANNUAL   TOTAL COMPENSATION
                           COMPENSATION       RETIREMENT       BENEFITS UPON       FROM TRUST AND
      TRUSTEE               FROM TRUST     BENEFITS ACCRUED      RETIREMENT         FUND COMPLEX
---------------------------------------------------------------------------------------------------
Matthew C. Patten(1)         $      0         $      0            $     0             $      0
---------------------------------------------------------------------------------------------------
Robert B. Watts, Jr.         $ 10,000                0                  0             $ 10,000
---------------------------------------------------------------------------------------------------
Robert E. Clarke             $ 10,000                0                  0             $ 10,000
---------------------------------------------------------------------------------------------------
Mario J. Campagna            $ 10,000                0                  0             $ 10,000
---------------------------------------------------------------------------------------------------
John P. Cooney               $ 10,000                0                  0             $ 10,000
---------------------------------------------------------------------------------------------------

(1) Mr. Patten is an Interested Trustee because of the positions he holds with the Adviser and its affiliates.

INVESTMENT ADVISER

SERVICES OF ADVISER

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Under the Advisory Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.

OWNERSHIP OF ADVISER/AFFILIATIONS

Brooke C. Ashland, Vice President of the Trust, has a majority ownership interest in the Adviser and is therefore deemed to control the Adviser. Brooke
C. Ashland, Carol S. Fischer, Erich M. Patten and Matthew C. Patten together own 100% of the Adviser. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940.

The Trustees or officers of the Trust who are employed by the Adviser (or affiliates of the Adviser) are Brooke C. Ashland, Matthew C. Patten, Erich M. Patten, and Carol S. Fischer. The titles for each as they relate to the Trust, the Adviser and affiliates of the Adviser are located in the table in this section under the caption "Trustees and Officers."

FEES

The Adviser's fee is calculated as a percentage of the Fund's average net assets. The fee, which is accrued daily by the Fund and is paid monthly, is equal to 0.75% per annum of the average daily net assets of the Fund. For the fiscal years ended June 30, 2008, 2007 and 2006, the Fund paid fees to the Adviser of $288,331, $301,141 and $298,389, respectively.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that are invested in the Fund. If an investor in the Fund also has a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser with respect to such Fund investment against any investment management fee received from the client.

OTHER PROVISIONS OF THE ADVISORY AGREEMENT

Unless sooner terminated, the Advisory Agreement shall continue in effect from year to year so long as it is approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.

The Advisory Agreement is terminable without penalty by the Trust on 60 days' written notice when authorized either by vote of the holders of a majority of the Fund's securities or by a vote of a majority of the Board on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law, except that the Advisory Agreement does not protect the Adviser against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

PORTFOLIO MANAGERS

Erich M. Patten and Matthew C. Patten, the Fund's Portfolio Managers, are also responsible for the day-to-day management of other accounts.

OTHER ACCOUNTS MANAGED (as of June 30, 2008)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                Number of      Total Assets
                                                                                                Accounts       of Accounts
                                                                 Total           Total        Managed with         with
                                                               Number of       Assets of      Advisory Fee       Advisory
       Name of                                                 Accounts        Accounts         Based on       Fee Based on
  Portfolio Manager               Type of Accounts              Managed         Managed        Performance     Performance
---------------------------------------------------------------------------------------------------------------------------
Matthew C. Patten        Registered Investment Companies:          0              $ 0               0              $ 0
                         Other Pooled Investment Vehicles:         0              $ 0               0              $ 0
                         Other Accounts:                           43         $60,124,117           0              $ 0
---------------------------------------------------------------------------------------------------------------------------
Erich M. Patten          Registered Investment Companies:          0              $ 0               0              $ 0
                         Other Pooled Investment Vehicles:         0              $ 0               0              $ 0
                         Other Accounts:                           79         $84,915,133           0              $ 0
---------------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

The Adviser does not believe there are any material conflicts of interest in connection with the Portfolio Managers' management of the Fund's investments and the investments of other accounts listed above. However, potential conflicts of interest may arise where the Fund and other accounts managed by the Portfolio Managers follow the same investment strategy and the Adviser is purchasing the same securities for the Fund and its other clients or where a Portfolio Manager is trading personally in the same securities.

In the event that more than one account managed by the Adviser is trading the same security, the Adviser has adopted policies and procedures designed to allocate trades on a pro rata basis across all accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts and to protect the Fund from disparate treatment due to any conflicts of interest. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser's clients come first.

COMPENSATION

Matthew C. Patten and Erich M. Patten are compensated by the Adviser in the form of both fixed and variable compensation for work conducted on behalf of the Fund and other clients of the Adviser or its affiliates. In addition to a fixed base salary, each is eligible for a performance bonus if the gross pre-tax performance of the accounts managed by the Adviser, including the Fund, outperform the S&P 500 Index. All compensation is payable in cash; however, the Portfolio Managers have the option of converting their performance bonus into equity ownership in the Adviser in lieu of receiving cash.

OWNERSHIP OF FUND SHARES

The  following   table  indicates  the  dollar  value  of  shares  of  the  Fund beneficially owned by the Portfolio Managers as of June 30, 2008.

            ---------------------------------------------------------
                   Name of               Dollar Value of Fund Shares
              Portfolio Manager              Beneficially Owned
            ---------------------------------------------------------
            Erich M. Patten                     $1 - $10,000
            ---------------------------------------------------------
            Matthew C. Patten                 $10,001 - $50,000
            ---------------------------------------------------------

DISTRIBUTOR

The distributor of the shares of the Fund is Ultimus Fund Distributors, LLC (the "Distributor"), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Distributor is a subsidiary of Ultimus Fund Solutions, LLC, the Trust's administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each an officer of the Trust and a Managing Director of the Distributor. The Distributor serves as principal underwriter for the Trust pursuant to a Distribution Agreement. Shares of the Fund are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year so long as such continuance is approved. The Distribution Agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement is terminable without penalty by the Trust on 60 days' written notice when authorized either by vote of a majority of the Fund's outstanding shareholders or by a vote of a majority of the Board, or by the Distributor on 60 days' written notice to the Trust.

OTHER SERVICE PROVIDERS TO THE FUND

ADMINISTRATOR, ACCOUNTANT AND TRANSFER AGENT

The Fund retains Ultimus Fund Solutions, LLC (the "Administrator"), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.

For the performance of these services, the Fund pays the Administrator a monthly fee at the annual rate of 0.15% of the average value of the Fund's daily net assets up to $500 million, 0.125% of such assets from $500 million to $1 billion, and 0.10% of such assets in excess of $1 billion, subject to a minimum monthly fee of $6,000. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended June 30, 2008, 2007 and 2006, the Fund paid fees to the Administrator of $72,000, $72,000 and $72,000, respectively.

CUSTODIAN

The Fund's custodian is US Bank, N.A. (the "Custodian"), located at 425 Walnut Street, Cincinnati, Ohio 45202.

The Custodian, pursuant to an agreement with the Trust, safeguards and controls the Fund's cash and securities and collects income on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, an independent registered public accounting firm, has been selected as the Fund's independent registered public accounting firm. Briggs, Bunting & Dougherty, LLP audits the annual financial statements of the Fund and prepares the Fund's tax returns.

--------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

COMMISSIONS PAID

The following table shows the aggregate brokerage commissions paid by the Fund during each of the past three fiscal years.

      Year Ended June 30, 2008   $10,698

      Year Ended June 30, 2007   $13,460

      Year Ended June 30, 2006   $27,941

ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

Subject to any applicable policies adopted by the Trust, the Adviser places orders for the purchase and sale of securities with brokers and dealers selected by the Adviser in its discretion. The Fund does not have any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in placing trades for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

CHOOSING BROKER-DEALERS

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

Subject to applicable regulations and the Adviser's fiduciary duties, the Adviser has full brokerage discretion. It evaluates the range of quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts although a particular client may not benefit from all the research received on each occasion. The nature of the services purchased for clients include industry research reports and periodicals, quotation systems and formal databases.

Occasionally, the Adviser may place an order with a broker and pay a slightly higher commission than another broker might charge. If this is done it will be because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries and, since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner that is deemed equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

TRANSACTIONS THROUGH AFFILIATES

The Adviser does not effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons). The Board has not adopted procedures to allow such transactions.

OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security. In that event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. The Fund expects normal turnover of less than 50%, although there can be periods of greater or lesser action based upon market and corporate earnings activity. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains.

The Fund's portfolio turnover rates for the fiscal years ended June 30, 2008, 2007 and 2006 were 13%, 10% and 21%, respectively.

SECURITIES OF REGULAR BROKER-DEALERS

From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

--------------------------------------------------------------------------------
POLICY REGARDING SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The Board has adopted the Policy Regarding Selective Disclosure of Portfolio Holdings set forth below to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The Board has delegated to the Trust's Chief Compliance Officer the responsibility for ongoing monitoring and supervision of the policy to ensure compliance. The Board provides ongoing oversight of compliance with the policy and as part of this oversight function, the Trustees receive from the Trust's Chief Compliance Officer reports on any violations of or exceptions to this policy at least quarterly. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policy with respect to the Fund, any changes thereto, and an annual review of the operations of the policy. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, its investment adviser and its principal underwriter in connection with their personal securities transactions; the adoption by the Fund's investment adviser and principal underwriter of insider trading policies and procedures designed to prevent their employees' misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for principal officers of the Trust that requires such officers to avoid conflicts of interest and to report to the Chief Compliance Officer any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

      o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in the Annual Report and Semi-Annual Report to shareholders and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

      o Information regarding portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

      o     This  policy  relating  to  disclosure  of the  Fund's  holdings  of portfolio securities does not prohibit: (i) disclosure of information to the Fund's investment adviser or to other service providers, including but not limited to, the Trust's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through whom the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of, or transactions in, portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

      o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of any such arrangements that are approved, and the rationale supporting approval, at the next regular quarterly meeting of the Board following such approval. The Chief Compliance Officer shall also inform the Board at least quarterly of any violations of this policy.

      o Neither the Adviser nor the Trust (nor any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

Below is a table that lists each service provider receiving non-public portfolio information along with information regarding the frequency of access, lag time for disclosure of portfolio information, and limitations on use (including a prohibition on trading on non-public information) of portfolio information.

---------------------------------------------------------------------------------------------------------------------------
                                      FREQUENCY OF ACCESS TO
   TYPE OF SERVICE PROVIDER           PORTFOLIO INFORMATION            RESTRICTIONS ON USE                LAG TIME
---------------------------------------------------------------------------------------------------------------------------
Adviser                          Daily                             Contractual and Ethical        None
---------------------------------------------------------------------------------------------------------------------------
Administrator and Distributor    Daily                             Contractual and Ethical        None
---------------------------------------------------------------------------------------------------------------------------
Custodian                        Daily                             Contractual and Ethical        None
---------------------------------------------------------------------------------------------------------------------------
Auditor                          During annual audit, or as        Ethical                        At least 30 days
                                 needed
---------------------------------------------------------------------------------------------------------------------------
Legal counsel                    Regulatory filings, board         Ethical                        As needed
                                 meetings, and if a legal issue
                                 regarding the portfolio
                                 requires counsel's review
---------------------------------------------------------------------------------------------------------------------------
Printers/Typesetters             Twice a year - printing of        No formal restrictions in      At least 30 days
                                 semi-annual and annual reports    place.
---------------------------------------------------------------------------------------------------------------------------
Broker/dealers through which     Daily access to the relevant      Contractual and Ethical        None
Fund purchases and sells         purchase and/or sale - no
portfolio securities             broker/dealer has access to the
                                 Fund's entire portfolio
---------------------------------------------------------------------------------------------------------------------------
Independent Rating or Ranking    Monthly                           No formal restrictions         At least 30 days
Agencies:
Morningstar Inc., Lipper,
Bloomberg L.P. and Standard &
Poor's, Inc.
---------------------------------------------------------------------------------------------------------------------------

The Board has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above, including those where contractual obligations between the Trust and the party do not exist. There can be no assurance, however, that the Fund's Policy Regarding Selective Disclosure of Portfolio Holdings will prevent the misuse of such information by firms or individuals that receive such information.

--------------------------------------------------------------------------------
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------

GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

The Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund's availability.

ADDITIONAL PURCHASE INFORMATION

Shares of the Fund are sold on a continuous basis by the Distributor at the next calculated NAV per share, without any sales charge. Accordingly, the offering price per share is the same as the NAV.

The Fund reserves the right to refuse any purchase request in excess of 1% of the Fund's total assets. The Fund also reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading and as described in the Prospectus.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

IRAS

All contributions into an IRA through the automatic investing plan are treated as IRA contributions made during the year the investment is received.

UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

ADDITIONAL REDEMPTION INFORMATION

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) the SEC by order has permitted a suspension for the protection of the shareholders of the Fund.

REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Fund's management determines conditions exist which would make payment in cash detrimental to the best interests of the Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. In addition, the shareholder will bear the risk of any market fluctuation in the price of a security from the time of valuation by the Fund to the time of transfer to the shareholder. Accordingly, the redeeming shareholder, when selling a security received in kind, may receive cash equal to a lesser or greater amount than the total value of the portfolio securities received in redemption of Fund shares. The Fund will endeavor to transfer the security to the shareholder as quickly as practicable, subject to the shareholder's timely provision of information pertaining to the custodial account to which such securities will be transferred. The shareholder will bear all costs associated with the in-kind distribution of portfolio securities. The Fund has filed an election with the SEC pursuant to which the Fund may effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made. In connection with a redemption in kind, the shareholder has the option to receive in cash the lesser of $250,000 or 1% of the Fund's total net assets. The shareholder may waive this right.

NAV DETERMINATION

The price of the Fund's shares on any given day is its NAV per share. NAV is calculated for the Fund on each day that the New York Stock Exchange is open for trading. In determining the Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). If no sale price is reported, the mean of the last bid and ask price is used. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature within sixty days or less may be valued at amortized cost unless the Fund's Adviser believes another valuation is more appropriate. Investments in other open-end regulated investment companies are valued at net asset value.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its net asset value.

DISTRIBUTIONS

Unless a shareholder has elected to receive distributions in cash, distributions of net investment income will be reinvested at the Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of the Fund on the payment date for the distribution.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

--------------------------------------------------------------------------------
TAXATION
--------------------------------------------------------------------------------

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications for shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is June 30 (the same as the Fund's fiscal year end).

MEANING OF QUALIFICATION

As a regulated investment company, the Fund generally will not be subject to Federal income tax on the portion of its investment company taxable income
(i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and the excess of short-term capital gains over long-term capital losses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders. In order to qualify as a regulated investment company the Fund must satisfy the following requirements:

      o The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

      o The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

      o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions generally are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gains for each tax year. These distributions generally are made only once a year, usually in December, but the Fund may make additional distributions of net capital gains at any time during the year. These distributions are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares.

Capital losses may be carried forward to offset any net realized capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of June 30, 2008, the Fund had capital loss carryforwards of $13,095,870, of which $4,320,968 expires June 30, 2010, $5,747,725 expires June
30, 2011,  $2,687,016  expires June 30, 2012 and $340,161 expires June 30, 2014.
Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce the shareholder's tax basis in the shares and are treated as gain from the sale of the shares to the extent the shareholder's basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

A shareholder may purchase shares whose net asset value at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to the shareholder in the manner described above, although the distribution economically constitutes a return of capital to the shareholder.

If a shareholder holds shares for six months or less and redeems shares at a loss after receiving a capital gain distribution, the loss will be treated as a long-term capital loss to the extent of the distribution.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by the shareholders (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Shareholders will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) to them during the year.

CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. Federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and the excise tax distribution requirement described below. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, the Fund may incur the tax and interest charges described above in some instances.

FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in a calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gain distributions received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

BACKUP WITHHOLDING TAX

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to any shareholder: (1) who has failed to provide its correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

FOREIGN SHAREHOLDERS

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income distributions paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. Federal income tax on gain realized on the sale of shares of the Fund, capital gain distributions from the Fund and amounts retained by the Fund that are designated as undistributed capital gain.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations. A foreign corporate shareholder would also be subject to a branch profits tax.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to distributions from the Fund can differ from the rules for U.S. Federal income taxation described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of foreign taxes and related matters.

STATE AND LOCAL TAXES

The tax rules of the various States of the U.S. and their local jurisdictions with respect to distributions from the Fund can differ from the rules for U.S. Federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisors as to the consequences of state and local tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of state and local taxes and related matters.

--------------------------------------------------------------------------------
OTHER MATTERS
--------------------------------------------------------------------------------

GENERAL

GENERAL INFORMATION

The Cutler Trust was organized as a business trust under the laws of the State of Delaware on October 2, 1992. The Trust has operated under that name and as an investment company since that date.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust is diversified as that term is defined by the 1940 Act. The Trust offers shares of beneficial interest in series. Prior to November 1, 2005, the name of the Fund was "Cutler Value Fund." The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust will continue indefinitely until terminated.

SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of the Fund has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Delaware law does not require the Fund to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or State law. There are no conversion or preemptive rights in connection with shares of the Fund.

All shares, when issued in accordance with the terms of this offering, will be fully paid and nonassessable.

A shareholder in the Fund is entitled to the shareholder's pro rata share of all distributions arising from the Fund's assets and, upon redeeming shares, will receive the portion of the Fund's net assets represented by the redeemed shares.

Shareholders representing 25% or more of the Fund's outstanding shares may, as set forth in the Trust Instrument, call meetings of the Fund for any purpose related to the Fund, including, in the case of a meeting of the Fund, the purpose of voting on removal of one or more Trustees.

CERTAIN REORGANIZATION TRANSACTIONS

The Fund may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Fund. However, the Trustees may, without prior shareholder approval, change the form of organization of the Fund by merger, consolidation or incorporation.

CODES OF ETHICS

The Trust, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling (888) CUTLER4, or on the SEC's website at http://www.sec.gov.

OWNERSHIP OF FUND SHARES

As of October 3, 2008, the officers and Trustees of the Trust as a group owned of record and beneficially less than 1% of the shares of the Fund. As of such date, Axelson Fishing Tackle Manufacturing Co. Profit Sharing Plan, 17351 Murphy Avenue, Irvine, California 92714, owned of record 9.7% of the outstanding shares of the Fund.

LIMITATIONS ON LIABILITY OF SHAREHOLDERS, TRUSTEES AND OFFICERS

Delaware  law  provides  that  Fund   shareholders  are  entitled  to  the  same
limitations  of  personal   liability   extended  to   stockholders  of  private
corporations for profit.

The Bylaws of the Trust provide that the Trustees and officers shall be indemnified to the fullest extent permitted by applicable laws. However, any Trustee or officer will not be protected against liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or obtained on the SEC's website at http://www.sec.gov.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by, and reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended June 30, 2008 included in the Annual Report to shareholders of the Fund, which have been audited by Briggs, Bunting & Dougherty, LLP, are incorporated herein by reference.

--------------------------------------------------------------------------------
APPENDIX A:  DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE, INC.

      Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

      A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca    Ca  Bonds  that  are  rated  Ca  represent   obligations   that  are
            speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD AND POOR'S CORPORATION

      AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, large uncertainties or major exposures to adverse conditions may outweigh these.

      BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC    An obligation rated CC is currently highly vulnerable to nonpayment.

      C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            The 'r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH RATINGS

      AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC, High default risk. Default is a real possibility. Capacity for CC, C meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

      DDD, Default. Securities are not meeting current obligations and are DD, D extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings and 'D' the lowest recovery potential, i.e. below 50%.

PREFERRED STOCK

MOODY'S INVESTORS SERVICE, INC.

      aaa An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

      a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      b An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa An issue that is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca An issue that is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

      NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

      AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

      BB,B, Preferred stock rated BB, B, and CCC is regarded, on balance, as CCC predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, large uncertainties or major risk exposures to adverse conditions outweigh these.

      CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

      C A preferred stock rated C is a nonpaying issue.

      D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

      N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

      NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S INVESTORS SERVICE, INC.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: o Leading market positions in well-established industries. o High rates of return on funds employed. o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
                  o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                  o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION

      A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

      F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch Ratings' national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

      F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'F1' and capacity for timely repayment may be susceptible to adverse change sin business, economic, or financial conditions.

      F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

      B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

      C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

--------------------------------------------------------------------------------
APPENDIX B:   PROXY VOTING POLICIES AND PROCEDURES
--------------------------------------------------------------------------------

                         CUTLER INVESTMENT COUNSEL, LLC
                       PROXY VOTING POLICIES & PROCEDURES

SEC Rule 206(4)-6 (the "Rule") requires each investment adviser that votes proxies for its clients to have Proxy Voting Policies and Procedures. The Department of Labor requires that an investment adviser vote proxies for ERISA plan securities, unless the voting right has been expressly reserved to the plan trustees or other plan fiduciary. Cutler Investment Counsel, LLC ("Cutler") votes proxies for all of our clients unless the client relieves us of that responsibility in writing. Accordingly, we advise the custodian to forward all proxies to us. We retain final authority and fiduciary responsibility for proxy voting.

The Rule requires that we describe how we address material conflicts between our interests and those of our clients with respect to proxy voting. Cutler votes securities based on a pre-determined policy assuming the decision involves little or no discretion. We recognize, however, that under certain circumstances we may have a conflict of interest in voting proxies on behalf of a fund or other client. A "conflict of interest," means any circumstance when Cutler, a fund advised by us, the principal underwriter of the fund, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

In the event of such a conflict of interest, we will vote proxies relating to such issuers in accordance with the following procedures:

      (i) ROUTINE MATTERS CONSISTENT WITH POLICIES. Cutler may vote proxies for routine matters in accordance with these Policies.

      (ii) IMMATERIAL CONFLICTS. Cutler may vote proxies in accordance with these Policies if it is determined that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Cutler's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

      (iii) MATERIAL CONFLICTS AND NON-ROUTINE MATTERS. If, with respect to any proxy to be voted on behalf of a series (a "Fund") of The Cutler Trust (the "Trust"), Cutler believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these Policies, then --

            Cutler shall contact the proxy administrator for review and determination. In the event that the proxy administrator determines that he/she has a conflict of interest, the proxy administrator shall submit the matter for determination to a member of the Board of Trustees of the Trust (the "Board") who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the proxy administrator or the Board member will consider the best interests of Fund shareholders and may consider the recommendations of independent third parties that evaluate proxy proposals.

If, with respect to any proxy to be voted on behalf of any other clients, Cutler believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these policies, then we would suggest the client engage a third party to vote their proxies.

The Rule also requires us to disclose information to our clients about our procedures and policies, and how the client may obtain information on how we voted their proxies. This disclosure is in our ADV. We will send to our clients upon verbal or written request a copy of our policies and procedures or any request on how we voted their proxies.

The proxy materials voted by us are logged by the operations department proxy administrator when received. The proxy statement is distributed to an appropriate investment manager, who reviews the proxy, and marks the appropriate vote according to our policies. Any comments by the investment manager are noted on the proxy material. Any unusual or controversial issues are discussed with the Investment Committee. A permanent record of all votes is retained.

The proxy administrator reconciles on a regular basis proxies received against holdings on the record date of client accounts to ensure that all shares held on the record date are voted. The proxy administrator is responsible for overseeing the proxy voting process to ensure that proxies are voted in accordance to the guidelines provided in these Proxy Voting Policies and Procedures. The proxy administrator also will, from to time, periodically review these Policies and industry trends in comparable proxy voting policies and procedures. The proxy administrator may recommend, as appropriate, revisions to update these Policies.

As described further below, after an initial review, we will generally vote with management on routine matters related to the operation of the company and not expected to have a significant economic impact on the company or shareholders. We review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment. We review and consider corporate governance issues related to proxy matters and generally support proposals that foster good corporate governance practices.

Regarding special interest issues we may consider the following factors when developing a position: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility to vote proxies for the greatest long-term shareholder value.

Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. However, the position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

      a)    ROUTINE MATTERS

      (i) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

      (ii) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

      (iii) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

      b)    NON-ROUTINE MATTERS

      (i) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

      (ii) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

      (iii) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

      (iv) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

      (v) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily- determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." We may consider the following factors when developing a position on this issue: (i) the board is limited to what actions it may legally take with such authority; and
(ii) our responsibility to consider actions before supporting them.

There are many other issues that may be on a company's proxy. Whatever those issues are, we act prudently, solely in the interest of the client. Furthermore, to act prudently in the voting of proxies we must consider those factors which would affect the value of the investment.

As stated in SEC books and records Rule 204-2 we retain the following:

o     Copy of proxy voting policies and procedures
o     A  copy  of  each  proxy  voting  statement   received   regarding  client
      securities.
o     A record of each vote cast on behalf of a client
o A copy of any document created by Cutler that was material to making a decision how to vote proxies for a client or that memorializes the basis for that decision
o A copy of each written client request for voting information and a copy of any written response to a client request.

Two years of the above records are kept in the office of the Adviser. Five years are kept either in the office or off site at a storage unit.